Prospectus Supplement                                           219051  10/04
dated October 6, 2004 to:
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PUTNAM VARIABLE TRUST
Prospectuses dated April 30, 2004

With respect to Putnam VT Global Equity Fund and Putnam VT International Equity Fund (to the extent that this prospectus otherwise offers these funds), the following paragraphs are inserted immediately before the bulleted paragraph entitled "Investment management teams" under the heading "Who manages the funds?":

Putnam Management has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of the fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients.

Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the fund that may be managed by PIL from time to time. PIL's address is Cassini House, 57-59 St James's Street, London, England, SW1A 1LD.

                     -----------------------

With respect to Putnam VT Diversified Income Fund and Putnam VT High Yield Fund, (to the extent that this prospectus otherwise offers these funds), the following paragraphs are inserted immediately before the bulleted paragraph entitled "Investment management teams" under the heading "Who manages the funds?":

Putnam Management has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of the fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients.

Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the assets of the fund that may be managed by PIL from time to time. PIL's address is Cassini House, 57-59 St James's Street, London, England, SW1A 1LD.

                     -----------------------

With respect to Putnam VT Diversified Income Fund, Putnam VT Global Equity Fund, Putnam VT High Yield Fund and Putnam VT International Equity Fund (to the extent that this prospectus otherwise offers these funds), the first sentence of the bulleted paragraph entitled "Investment management teams" under the heading "Who manages the funds?" is revised as follows:

Putnam Management's and PIL's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class.

                                                                 HV-4889

PUTNAM INVESTMENTS

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Statement of Additional Information Supplement             219052  10/04
dated October 6, 2004 to:
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PUTNAM VARIABLE TRUST
Statement of Additional Information dated April 30, 2004

With respect to Putnam VT Global Equity Fund and Putnam VT International Equity Fund, the following paragraph is added to the section entitled "Charges and Expenses":

Pursuant to the terms of a sub-management agreement between Putnam Management and Putnam Investments Limited ("PIL"), Putnam Management
(and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the fund, if any, managed by PIL from time to time.

                      -----------------------

With respect to Putnam VT Diversified Income Fund and Putnam VT High Yield Fund, the following paragraph is added to the section entitled "Charges and Expenses":

Pursuant to the terms of a sub-management agreement between Putnam Management and Putnam Investments Limited ("PIL"), Putnam Management
(and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the fund, if any, managed by PIL from time to time.

                      -----------------------

With respect to Putnam VT Diversified Income Fund, Putnam VT Global Equity Fund, Putnam VT High Yield Fund and Putnam VT International Equity Fund, the following is added to the section entitled
"Management":

The sub-manager

PIL, a wholly-owned subsidiary of The Putnam Advisory Company, LLC and an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund as determined by Putnam Management from time to time. PIL may serve as sub-manager pursuant to the terms of a sub-management agreement between Putnam Management and PIL.

Under the terms of the sub-management contract, PIL at its own expense furnishes continuously an investment program for that portion of the fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on 30 days' written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

PUTNAM INVESTMENTS

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